This instrument was prepared by and
after recordation should be returned to:

Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
Attn:  Law Department


_____________________________________SPACE ABOVE THIS LINE FOR RECORDER'S USE___

                             INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (the "Agreement") is made as of October ___, 2002, by and among U.S. BANK NATIONAL ASSOCIATION, a national banking association, BANK ONE, NA (MAIN OFFICE, CHICAGO), a national banking association, M&I MARSHALL & ILSLEY BANK, a Wisconsin banking association (each a "Subordinate Mortgagee" and collectively the "Subordinate Mortgagees"), THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin corporation ("Senior Mortgagee"), and MIDWEST EXPRESS AIRLINES, INC., a Wisconsin corporation ("Borrower").

                                    Recitals

A. Senior Mortgagee and Borrower have entered into that certain loan agreement pursuant to which Senior Mortgagee loaned to Borrower the principal sum of Three Million Six Hundred Twenty Five Thousand and No/100 Dollars ($3,625,000.00) (the "Thrivent Loan"). The Loan is evidenced by that certain Mortgage Note dated March 26, 1996, executed by Borrower in favor of Senior Mortgagee (the "Senior Note"), and is secured by, among other things, that certain Real Estate Mortgage and Security Agreement (the "Senior Mortgage") dated as of March 26, 1996, executed by Borrower in favor of Senior Mortgagee and recorded on March 28, 1996, in the Register's Office (the "Land Records") of Milwaukee County, Wisconsin, in Reel 3765, Image 729 to 756 inclusive, as Document No. 7198157 (the "Senior Mortgage"). The Senior Mortgage encumbers certain real and personal property owned by Borrower and located at 6744 South Howell Avenue, Oak Creek, Wisconsin (collectively, the "Mortgaged Property"), as more particularly described in the Senior Mortgage and Exhibit A attached hereto. (The Senior Note, the Senior Mortgage and all other documents evidencing or securing the Thrivent Loan are hereinafter collectively referred to as the "Thrivent Loan Documents".)

B. Subordinate Mortgagees have made certain loans, advances and other financial accommodations to or for the benefit of Borrower in the past and may do so in the future. To secure Borrower's obligations to Subordinate Mortgagees, Borrower has granted to Subordinate Mortgagees first priority security interests and liens in certain of Borrower's personal property (the "Personal Property Collateral"), and to further secure the present and future obligations of Borrower to Subordinate Mortgagees Borrower desires to grant to Subordinate Mortgagees second and third priority real estate mortgages and security interests encumbering all or part of the Mortgaged Property (individually a "Subordinate Mortgage" and collectively the "Subordinate Mortgages").

C. The Senior Mortgage prohibits Borrower from executing and delivering the Subordinate Mortgages without the Senior Mortgagee's consent. As a condition of consenting to Borrower's execution and delivery of the Subordinate Mortgages, Senior Mortgagee has required that Borrower and Subordinate Mortgagees enter into this Intercreditor Agreement, and Borrower and Subordinate Mortgagees are willing to enter into this Intercreditor Agreement to induce Senior Mortgagee to provide its consent to Borrower's execution and delivery of the Subordinate Mortgages.

NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The foregoing recitals are true and correct and are incorporated herein by this reference and made a part hereof.

2. Until the Thrivent Loan is paid in full neither Borrower nor any Subordinate Mortgagee shall otherwise take or permit any action prejudicial to or inconsistent with Senior Mortgagee's rights under the Senior Mortgage.

      If any proceeds of the Mortgaged Property are received by any Subordinate Mortgagee prior to payment in full of the Thrivent Loan, such payment shall be delivered forthwith to the Senior Mortgagee by the recipient for application to the Thrivent Loan, in the form received except for the addition of any endorsement or assignment necessary to effect transfer of all rights therein to Senior Mortgagee without recourse to any Subordinate Mortgagee. Senior Mortgagee is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such proceeds shall be held by the recipient in trust for Senior Mortgagee. Notwithstanding any provision to the contrary contained herein, if any Subordinate Mortgagee is required to return to Borrower or to Borrower's estate, or to any person claiming by, through or under Borrower, any such proceeds which previously had been paid to such Subordinate Mortgagee and delivered to Senior Mortgagee, then Senior Mortgagee shall forthwith pay to such Subordinate Mortgagee an amount equal to the amount which such Subordinate Mortgagee was so required to return.

3. Subordinate Mortgagees, their successors, assigns or any other beneficiary under any Subordinate Mortgage, shall not acquire by subrogation, contract or otherwise any lien upon the estate, right or interest in the Mortgaged Property, which may arise as a result of payment, by any Subordinate Mortgagee, of real estate taxes, assessments or other governmental charges levied by the state, county or federal government, which is or may be prior in right to the Senior Mortgage, or any extension thereof, unless within thirty (30) days following written notice of such Subordinate Mortgagee's intention to make such payment, the then holder of the Senior Mortgage shall fail or refuse to purchase or acquire by subrogation or otherwise such prior lien, estate, right or interest, or shall fail within such period to commence and thereafter proceed diligently to purchase or acquire the same.

4. The Subordinate Mortgages and any interest of Subordinate Mortgagees in the Mortgaged Property shall be expressly subject and subordinate to the Senior Mortgage, and any and all advances thereunder in whatever amounts and whenever made, with interest thereon, and to any expenses, charges and fees incurred thereby, including any and all of such advances, interest, expenses, charges and fees which may increase the indebtedness secured by the Senior Mortgage above the original principal amount thereof. Notwithstanding the foregoing, Borrower shall comply in all respects with the provisions of Section 7.2 of the Senior Secured Revolving Credit Agreement, dated as of August 31, 2001, among Borrower's parent corporation and Subordinate Mortgagees, as amended or restated from time to time.

5. Subordinate Mortgagees, their successors and assigns hereby assign and release unto Senior Mortgagee:

      (a) all of their right, title and interest or claim, if any, in and to the proceeds of all policies of insurance covering the Mortgaged Property for application upon the indebtedness secured by, or other disposition thereof in accordance with the provisions of, the Senior Mortgage and any other Thrivent Loan Documents, except as otherwise set forth in Section 4 hereof; and

      (b) all of its right, title and interest or claim, if any, in and to all awards or other compensation made for any taking of any part of the Mortgaged Property, to be applied upon the indebtedness secured by, or disposed of in accordance with, the provisions of the Senior Mortgage and any other Thrivent Loan Documents, except as otherwise set forth in Section 4 hereof

      In the event that following any such application and disposition of the insurance proceeds and condemnation award and other compensation, any balance remains, then such excess shall be made payable to the order of such Subordinate Mortgagee or its successors or assigns.

6. If Senior Mortgagee shall at any time release to Borrower any insurance proceeds or condemnation awards for the purpose of restoration of the Mortgaged Property, such releases shall not be deemed to be an additional advance under the Senior Mortgage.

7. Notwithstanding any term herein to the contrary, no Subordinate Mortgagee hereunder will, even if entitled to, foreclose under any Subordinate Mortgage without the prior written consent of Senior Mortgagee.

8. A default under either Subordinate Mortgage shall, at the sole and exclusive option of Senior Mortgagee, constitute a default under the Senior Mortgage.

9. Each Subordinate Mortgagee shall provide Senior Mortgagee with a copy of each and every notice of default or other notice given by such Subordinate Mortgagee to Borrower under a Subordinate Mortgage at the same time such notice is served upon Borrower, and no such notice to Borrower shall be effective unless and until a copy thereof is thus served upon Senior Mortgagee.

10. Subordinate Mortgagees shall advise Senior Mortgagee, at Senior Mortgagee's request from time to time, of the status of the performance of Borrower's obligations under the Subordinate Mortgages.

11. In consideration of the mutual consents, representations, obligations, and other covenants of Senior Mortgagee and Subordinate Mortgagees herein stated, (i) no notice, consent or approval shall be required to, by or from Subordinate Mortgagee in connection with any extension, amendment or other modification of the Thrivent Loan Documents, it being understood and agreed by Subordinate Mortgagee that Subordinate Mortgagees waive any rights they may otherwise have at law and/or in equity to so receive and/or give notice, consent or approval to any such amendment, extension, or other modification of the Thrivent Loan Documents, and (ii) no notice, consent or approval shall be required to, by or from Senior Mortgagee in connection with any extension, amendment or other modification of the Subordinate Mortgages or any loan agreement, promissory note, instrument, or other document among any one or more of Subordinate Mortgagees and Borrower, it being understood and agreed by Senior Mortgagee that Senior Mortgagee waives any rights it may otherwise have at law and/or in equity to so receive and/or give notice, consent or approval to any such amendment, extension, or other modification of the Subordinate Mortgages or such loan agreement, promissory note, instrument, or other document.

12. Subordinate Mortgagees waive any and all rights to have the Mortgaged Property marshaled.

13. All notices, demands, requests or other communications required or permitted under this Agreement shall be in writing and be deemed to have been properly given if personally delivered or if sent by United States certified or registered mail, return receipt requested, or by Federal Express or other comparable courier service, postage prepaid, addressed to the party for whom it is intended at its address hereinafter set forth:

      If to Senior Mortgagee:

                  Thrivent Financial for Lutherans
                  4321 North Ballard Road
                  Appleton, Wisconsin 54919
                  Attention:  Law Department

      If to Subordinate Mortgagees:

                  U.S. Bank National Association
                  777 East Wisconsin Avenue
                  Milwaukee, WI 53202
                  Attention:  Ronald Shapiro, Managed Assets Division

                  Bank One, NA (Main Office Chicago)
                  1 Bank One Plaza
                  Chicago, IL 60670
                  Attention:  Henry W. Howe

                  M&I Marshall & Ilsley Bank
                  770 North Water Street
                  Milwaukee, WI 53202
                  Attention:  James Miller

      If to Borrower:

                  Midwest Express Airlines, Inc.
                  4915 South Howell Avenue
                  Milwaukee, WI 53207
                  Attention:  Timothy E. Hoeksema

      Notice shall be deemed given as of the date of personal delivery, or, if there has been no personal delivery, as of three (3) days after the date notice is sent, regardless of the date of receipt. Any party may designate a change of address by written notice to the others, given at least ten
      (10) days before such change of address is to become effective.

14.   Time is of the essence with respect to the obligations contained herein.

15. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

16. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin.

17.   This Agreement may be executed and delivered in counterparts.

18. The effective date of this Agreement shall be the date on the first page hereof notwithstanding the fact that this Agreement may have been executed on a date prior to such date.

19. So long as the Senior Mortgage encumbers the Mortgaged Property, all interests of the Subordinate Mortgagees in the Mortgaged Property are, and shall continue to be, subject and subordinate to any and all leases of all or any part of the Mortgaged Property.

IN WITNESS WHEREOF, Senior Mortgagee, Subordinate Mortgagees, and Borrower have executed this Intercreditor Agreement as of the date first above written.

                                      "SUBORDINATE MORTGAGEES"

                                      U.S. Bank National
                                        Association, a
                                        national banking
                                        corporation

                                      By: /s/ Ronald Shapiro
                                          ------------------------------
                                      Name:   Ronald Shapiro
                                      Title  Vice President


                                      By: /s/ Robert F. Polk
                                          ------------------------------
                                      Name:  Robert F. Polk
                                      Title  Senior Vice President


                                      Bank One, NA (Main Office Chicago),
                                        a national banking association


                                      By: /s/ Henry W. Howe
                                          ------------------------------
                                      Name:   Henry W. Howe
                                      Title   Officer


                                      By: /s/ Joanna W. Anderson
                                          ------------------------------
                                      Name:   Joanna W. Anderson
                                      Title   AVP


                                      M&I Marshall & Ilsley Bank,
                                        a Wisconsin banking corporation


                                      By: /s/ James R. Miller
                                         -------------------------------
                                      Name:  James R. Miller
                                      Title  Vice President


                                      By: /s/ Thomas R. Ellis
                                         -------------------------------
                                      Name:   Thomas R. Ellis
                                      Title   SVP

                                      "SENIOR MORTGAGEE"

                                      Thrivent Financial for Lutherans,
                                        a Wisconsin corporation


                                      By: /s/ Frederick J. Russler
                                          ------------------------------
                                          Frederick J. Russler
                                          Assistant Vice President -
                                          Mortgages and Real Estate

                                      By: /s/ David Crist
                                          ------------------------------
                                          David Crist
                                          Assistant Secretary


                                      "BORROWER"

                                      Midwest Express Airlines, Inc.,
                                        a Wisconsin corporation


                                      By: /s/ Timothy E. Hoeksema
                                          ------------------------------
                                          Timothy E. Hoeksema
                                          President & CEO


                                      By: /s/ Robert S. Bahlman
                                          ------------------------------
                                          Robert S. Bahlman
                                          Sr. VP & CFO

STATE OF WISCONSIN         )
                           ) ss.
COUNTY OF                  )

On this 7th day of October, 2002, before me personally came the above named Ronald Shapiro, Vice President and Robert F. Polk, Sr. Vice President, of U.S. BANK NATIONAL ASSOCIATION, a national banking corporation, to me known to be such officers of said corporation and to me well known to be the persons who executed the above instrument and acknowledged the same as the deed of said corporation.

(SEAL)
                                             /s/ Sandra S. Williams
                                             -------------------------------
                                             Notary Public
                                             My commission expires  4-11-04.



STATE OF ILLINOIS          )
                           ) ss.
COUNTY OF COOK             )

On this 7th day of October, 2002, before me personally came the above named Henry W. Howe, Officer and Joanna W. Anderson, AVP, of BANK ONE, NA (MAIN
OFFICE CHICAGO), a national banking corporation, to me known to be such officers of said corporation and to me well known to be the persons who executed the above instrument and acknowledged the same as the deed of said corporation.

(SEAL)
                                            /s/ [Notary Public]
                                            --------------------------------
                                            Notary Public
                                            My commission expires 11/29/03.



STATE OF WISCONSIN         )
                           ) ss.
COUNTY OF MILWAUKEE        )

On this 7 day of October, 2002, before me personally came the above named James R. Miller, Vice President and Thomas R. Ellis, SVP, of M&I MARSHALL & ILSLEY BANK, a Wisconsin banking corporation, to me known to be such officers of said corporation and to me well known to be the persons who executed the above instrument and acknowledged the same as the deed of said corporation.

(SEAL)
                                            /s/ [Notary Public]
                                            --------------------------------
                                            Notary Public
                                            My commission expires 5-4-03.

STATE OF WISCONSIN         )
                           ) ss.
COUNTY OF OUTAGAMIE        )

On this 8th day of October, 2002, before me personally came the above named Frederick J. Russler, Assistant Vice President and David Crist, Assistant Secrtary, of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin corporation, to me known to be such officers of said corporation and to me well known to be the persons who executed the above instrument and acknowledged the same as the deed of said corporation.

(SEAL)
                                     /s/ [Notary Public]
                                     --------------------------------
                                     Notary Public
                                     My commission expires 8-6-2006.




STATE OF WISCONSIN         )
                           ) ss.
COUNTY OF MILWAUKEE        )

On this 7th day of October, 2002, before me personally came the above named Timothy E. Hoeksema, President, and Robert S. Bahlman, Sr. VP & CFO, of MIDWEST EXPRESS AIRLINES, INC., a Wisconsin corporation, to me known to be such officers of said corporation and to me well known to be the persons who executed the above instrument and acknowledged the same as the deed of said corporation.

(SEAL)
                                      /s/ Julia A. Janik
                                      ----------------------------------
                                      Notary Public
                                      My commission expires permanent.

                                    Exhibit A

PARCEL A

All that part of the Northwest 1/4 and Northeast 1/4 of the Southwest 1/4 of
Section 4, Town 5 North, Range 22 East, in the City of Oak Creek, County of Milwaukee, State of Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of said Southwest 1/4; thence South 00(degree) 37' 08" West along the West section line of said Section 4 and center line of South Howell Avenue (S.T.H. "38"), 330.079 feet (recorded as 330.00 feet) to the South line of platted Oakdale Heights extended and the place of beginning of the lands herein to be described; thence North 89(degree) 21' 42" East along the South line of said subdivision, 2,151.644 feet to a point which is 500.135 feet West of the East line of the Southwest 1/4; thence South 00(degree) 41' 43" West parallel to the East line of the Southwest 1/4, 692.130 feet to the North line of Certified Survey Map No. 5170 extended; thence North 89(degree) 22' 52" West along said North line of said Certified Survey Map, 1540.204 feet; thence North 00(degree) 37' 08" East and parallel to the said West section line, 410.000 feet; thence North 89(degree) 22' 52" West, 610.000 feet to the West line of said Southwest 1/4 and center line of South Howell Avenue (S.T.H. "38"); thence North 00(degree) 37' 08" East along said West line,
234.921 feet to the place of beginning. EXCEPTING the West 75 feet of the aforedescribed lands previously dedicated for right of way purposes of South Howell Avenue (S.T.H. "38").

PARCEL B

Non-Exclusive Easements for drainage as set forth in Easement Agreement recorded September 11, 1995, on Reel 3625, Image 232 to 246, as Document No. 7123752, affecting Parcel 1 of Certified Survey Map No. 5856.

Tay Key No. 733-9998-003

Address:  6744 South Howell Avenue